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                                                                    EXHIBIT 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                      TO THE HOLDERS OF:
 BANK OF                    CORPORATE BOND-BACKED CERTIFICATES
   NEW                      SERIES 1998-ADM-1
  YORK                      CLASS A-1 CERTIFICATES
                            CUSIP NUMBER: 21987HAS4

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In accordance with the Standard Terms, The Bank of New York,
as trustee submits the following cash basis statement for the period ending:                                    DECEMBER 15, 2006

INTEREST ACCOUNT
Balance as of         JUNE 15, 2006                                                                                         $0.00
      Schedule Income received on securities....................................                                    $1,188,791.00
      Unscheduled Income received on securities.................................                                            $0.00
      Interest Received on sale of Securties....................................                                            $0.00
LESS:
      Distribution to Class A-1 Holders.........................................            $1,185,791.00
      Trustee Fees..............................................................                $2,250.00
      Fees allocated for third party expenses...................................                  $750.00
Balance as of         December 15, 2006                                                          Subtotal                   $0.00


PRINCIPAL ACCOUNT
Balance as of         June 15, 2006                                                                                         $0.00
      Scheduled Principal payment received on securities........................                                    $1,093,891.00
      Principal received on sale of securities..................................                                            $0.00
LESS:
      Distribution to Class A-1 Holders.........................................            $1,093,891.00
                                                                                                 Subtotal           $1,093,891.00
Balance as of         December 15, 2006                                                           Balance                   $0.00
                          UNDERLYING SECURITIES HELD AS OF:                       December 15, 2006
                                              $65,775,000 6.95% Debentures
                                                   due 2097 issued by
                                             Archer-Daniels-Midland Company
                                                 CUSIP NUMBER: 039483AP7
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